UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act ☐

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2022, Heritage Commerce Corp, the holding company (the “Company”) of Heritage Bank of Commerce (the “Bank”) issued a press release announcing preliminary unaudited results for the fourth quarter and year ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report set forth under this Item 2.02 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Director Retirement

On January 27, 2022, the Board of Directors (the “Board”) of the Company accepted the resignation of Frank G. Bisceglia from the Board of Directors of the Company and the Bank to take effect immediately.

Change in Size of the Board of Directors

The Company’s bylaws provide that the number of directors shall not be less than 9 and not more than 15 with the specific number set from time to time by the Board by resolution. At its meeting on January 27, 2022, the Board reduced the number of directors from 12 to 11 to take effect immediately.

New Management Cash Incentive Bonus Plan

On January 27, 2022, the Board of Directors of the Company upon recommendation of the Board's Personnel and Compensation (the "Committee") approved the Heritage Commerce Corp Management Cash Incentive Bonus Plan (the "Plan") for its executive management team. The Plan will be administered by the Committee. Plan will replace the Company’s Management Incentive Plan adopted in 2005 (“2005 Plan”). As with the 2005 Plan for each Plan Year the Committee will establish with recommendations from management for each Participant one or more Performance Goals related to Performance Criteria selected by the Committee. For each Plan Year the Committee will determine the potential Award for each Participant based on the satisfaction of the Performance Goals as a percentage of the Participant's Base Salary. A copy of the Plan is attached as Exhibit 10.1 to this Report and incorporated herein by reference.

ITEM 8.01OTHER EVENTS

QUARTERLY DIVIDEND

On January 27, 2022, the Company announced that its Board of Directors declared a $0.13 per share quarterly cash dividend to holders of common stock. The dividend will be paid on February 24, 2022, to shareholders of record on February 10, 2022. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

10.1	Heritage Commerce Corp Management Cash Incentive Bonus Plan, dated January 27, 2022
99.1	Press Release, dated January 27, 2022, entitled “Heritage Commerce Corp Earns a Record $14.0 Million for the Fourth Quarter of 2021, and a Record $47.7 Million for 2021”

99.2	Press Release, dated January 27, 2022, entitled “Heritage Commerce Corp Declares Regular Quarterly Cash Dividend of $0.13 Per Share”

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2022

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

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